ETF OPPORTUNITIES TRUST

Kingsbarn Tactical Bond ETF (Ticker: KDRN)

(the “Fund”)

Supplement dated November 10, 2025
to the Summary Prospectus, Prospectus and

Statement of Additional Information (“SAI”) dated March 31, 2025

Effective October 1, 2025, the section titled “Fees and Expenses of the Fund” of the summary section of the Fund’s Summary Prospectus and Prospectus is hereby deleted in its entirety and replaced with the following information:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors purchasing shares on a national securities exchange, national securities association, or over-the-counter trading system where shares may trade from time to time (each, a “secondary market”) may be subject to customary brokerage commissions charged by their broker that are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Distribution and/or Service (12b-1) Fees Other Expenses	None None
Acquired Fund Fees and Expenses	0.07%
Total Annual Fund Operating Expenses	0.57%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Adviser’s agreement to waive a portion of its management fee is reflected in the example shown below for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Name of Fund	1 Year	3 Years	5 Years	10 Years
Kingsbarn Tactical Bond ETF	$28	$183	$318	$714

Effective October 1, 2025, the third sentence of the second paragraph of the section titled “MANAGEMENT – The Investment Adviser” of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following information:

For its services, the Adviser is entitled to receive an annual management fee calculated daily and payable monthly, at the annual rate of 0.50% of the Fund’s average daily net assets.

Effective October 1, 2025, the second sentence of the third paragraph of the section titled “MANAGEMENT – The Investment Adviser” of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following information:

Prior to October 1, 2025, the Adviser had contractually agreed to waive its management fee to an annual rate of 0.95% of the average daily net assets of the Fund.

Effective October 1, 2025, the fourth sentence of the second paragraph of the section titled “MANAGEMENT AND OTHER SERVICE PROVIDERS – Investment Adviser” of the Fund’s SAI is hereby deleted in its entirety and replaced with the following information:

For its services with respect to the Fund, the Adviser is entitled to receive an annual management fee, calculated daily and payable monthly, of 0.50% of the Fund’s average daily net assets.

Effective October 1, 2025, the first sentence of the third paragraph of the section titled “MANAGEMENT AND OTHER SERVICE PROVIDERS – Investment Adviser” of the Fund’s SAI is hereby deleted and replaced with the following information:

Prior to October 1, 2025, the Adviser had contractually agreed to waive its management fee to an annual rate of 0.95% of the average daily net assets of the Fund.

* * * * *

For more information regarding this Supplement, please call 1-866-788-7878.

This Supplement and the existing Summary Prospectus, Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. The Summary Prospectus, Prospectus and SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 1-866-788-7878.